UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2010

MICROSEMI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-8866	95-2110371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2381 Morse Avenue, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 221-7100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 5, 2010 (the “Initial Form 8-K”), on November 2, 2010, Microsemi Corporation (“Microsemi”) completed its acquisition of Actel Corporation (“Actel”), pursuant to the merger of Actel with a wholly-owned subsidiary of Microsemi.

This Amendment No. 1 to Form 8-K is being filed to amend Item 9.01 of the Initial Form 8-K to include the financial statements of Actel and the pro forma financial information relating to Microsemi’s acquisition of Actel referred to below. Such information should be read in conjunction with the Initial Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statement and Exhibits

(a) Financial statements of businesses acquired.

The following financial audited statements and related independent registered public accounting firm’s report are filed herewith as Exhibit 99.2:

•	Audited consolidated balance sheets of Actel as of January 3, 2010 and January 4, 2009; and

•

Audited consolidated statements of operations, shareholders’ equity and accumulated other comprehensive income (loss), and cash flows of Actel for each of the three years in the period ended January 3, 2010.

The following unaudited interim financial statements are filed herewith as Exhibit 99.3:

•	Unaudited interim condensed consolidated balance sheet of Actel as of July 4, 2010; and

•	Unaudited interim condensed consolidated statements of operations and cash flows of Actel for the three and six months ended July 4, 2010 and July 5, 2009.

(b) Pro forma financial information.

The following pro forma financial information and related notes are filed herewith as Exhibit 99.4:

•	Unaudited pro forma condensed combined balance sheet as of October 3, 2010; and

•	Unaudited pro forma condensed combined statement of operations for the twelve months ended October 3, 2010.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm, filed herewith.

99.1	Press release issued by Microsemi Corporation on November 2, 2010.*

99.2	Audited Financial Statements of Actel Corporation, filed herewith.

99.3	Unaudited Financial Statements of Actel Corporation, filed herewith.

99.4	Unaudited Pro Forma Financial Information, filed herewith.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSEMI CORPORATION
(Registrant)

Date: January 18, 2011

/s/ John W. Hohener
John W. Hohener
Executive Vice President,
Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm, filed herewith.

99.1	Press release issued by Microsemi Corporation on November 2, 2010.*

99.2	Audited Financial Statements of Actel Corporation, filed herewith.

99.3	Unaudited Financial Statements of Actel Corporation, filed herewith.

99.4	Unaudited Pro Forma Financial Information, filed herewith.

*	Previously filed.